Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Classes of current inventories [abstract]
Raw materials	¥ 2,339,933	$ 336,589	¥ 2,111,881
Work in progress	24,312	3,497	25,169
Finished goods	2,573,510	370,188	3,071,586
Total inventories at the lower of cost and net realizable value	¥ 4,937,755	$ 710,274	¥ 5,208,636